Exhibit 99.2

                              EMPLOYMENT AGREEMENT
                              --------------------



          THIS AGREEMENT dated June 11, 2007 is entered into by and between J & J SNACK FOODS CORP., a New Jersey Corporation ("Company") and VINCENT MELCHIORRE ("Employee").


         Company desires to employ Employee as Executive Vice President- Food Group and President of Country Home Bakers, A subsidiary of the Company and Employee desires to be so employed.


         NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, and intending to be legally bound hereby, Company and Employee agree as follows:


         1. Services. Company hereby employs Employee as Executive Vice-President Food Group of the Company, and President of County Home Bakers, Inc. In addition, Employee shall be named as a corporate officer of the Company. Employee shall report to and receive instructions from Company's Chairman and Chief Executive Officer, Gerald. B. Shreiber, and shall assume such duties and responsibilities as may be reasonably assigned to Employee. Initially, Employee shall be responsible for direct leadership of the Sales, Marketing and R&D Organizations of the Food Group of Company. The Food Group is defined as the following annual report product groups: Soft Pretzels, Churros, bakery Products, and Other Products. This includes all channels of distribution for these product groups.


         2. Compensation. In consideration of the services rendered by Employee to Company hereunder, and as Employee's entire compensation hereunder, Company shall pay Employee as follows:


                  2.1 Base Compensation. Company shall pay Employee a "Base Compensation" of $286,000.00 per annum. Base Compensation for purposes herein shall mean Employee's salary paid by Company in regular bi-weekly installments. Such salary shall be subject annually to review and adjustment in accordance with general policies established by Company.

                  2.2 Annual Bonus. For the 2007 Fiscal Year Employee shall be guaranteed a bonus equal to sixty five percent (65%) of full year Base Compensation in the amount of One Hundred and Eighty Six Thousand Dollars ($186,000.00). This amount will be paid during the month of January, 2008. For subsequent fiscal years, the target bonus shall be seventy five percent (75%) of Base Compensation.

                  2.3 Signing Bonus. Employee shall receive a signing bonus on the date of execution hereof equal to Sixty Five Thousand Dollars ($65,000.00).

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                  2.4 Stock Discount Purchase Program. Employee shall be
eligible to purchase shares of Company stock at a discount according to the rules and regulations of the plan.

                  2.5 Stock Grant. Employee shall be issued 10,000 shares of Company's common stock upon execution of this Agreement. Said shares shall be held by the company and released as follows:

                           A.       If Employee is employed by the Company on
June 1, 2009 then 5,000 shares shall be released to Employee.

                           B.       If Employee is employed by the Company on
June 1, 2010 then 5,000 shares shall be released to Employee.

                           In connection with any release of stock Employee
shall be responsible for depositing with Employer sufficient funds to satisfy any applicable requirement for withholding taxes. Any stock not released as provided above shall revert to the Company.

                  2.6      Stock Options.

                           A. Upon execution of this Agreement Employee shall be
issued options for 10,000 shares of the Company's common stock. Such options will be issued under the Company's stock option plan upon the same terms and conditions as are issued to employees regularly but will be non-qualified under the Internal Revenue Code. These stock options shall become vested and exercisable, as follows: Five Thousand (5,000) shares shall vest on June 1, 2009 and Five Thousand (5,000) shares shall vest on June 1, 2010.

                           B. Employee will also annually receive incentive
stock options of a minimum of $100,000.00 in stock value to be issued at the same time and upon the same conditions as other employees of the Company. The first such grant will occur in September 2007.

                           C. The stock options will contain the following
language: In the event of any change in the outstanding shares of the Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, merger, consolidation, transfer of assets, reorganization, conversion of what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares will be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

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                  2.7 Vehicle Allowance. Company agrees to provide Employee with the use of a personal vehicle to be selected by Employee with a lease cost payment by the Company of Six Hundred and Fifty Dollars ($650.00) monthly. Company shall reimburse Employee for all business related fuel and toll expenses.

                  2.8 Other benefits. In addition to Employee's Base Compensation, Employee shall be entitled to such benefits afforded employees of Company which will be equivalent to those benefits offered to senior executives at J & J and shall include healthcare, life insurance, vacations and 401(k) contributions.

         3. Expenses. Company shall reimburse Employee for all expenses reasonably incurred by him in carrying out his duties hereunder, upon presentation to Company by Employee, from time to time, of an itemized account of such expenses together with such receipts and/or forms as are required pursuant to Company's normal current practices.


         4. Term of Employment. The term of Employee's employment ("Term") shall commence on the Effective Date hereof. Thereafter, Employee shall be an at-will Employee, with either the Company or Employee being able to terminate this Agreement on 30 days written notice.


         5. Termination.


                  5.1 Upon termination of Employee's employment hereunder for any reason, Employee's employment and all rights to compensation hereunder shall automatically terminate. Employee or his estate shall be entitled to earned compensation and bonus up to the date of termination.

                  6. Change of Control.

                           6.1      For purposes of this Agreement. "Change in
Control" shall mean an occurrence of one or more of the following events:

                    A. an acquisition (other than directly from Company) of any voting securities of Company (the "Voting Securities") by any "person" or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) other than an employee benefit plan of Company, immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the combined voting power of Company's then outstanding Voting Securities; or

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                    B.        within any 12-month period, the individuals who
                              were directors of the Company as of the date the Board of Directors approved this Agreement (the "Incumbent Directors") ceasing for any reason other than death, disability or retirement to constitute at least a majority of the Board of Directors, provided that any director who was not a director as of the date the Board of Directors approved this Agreement shall be deemed to be an Incumbent Director if such director was appointed or nominated for election to the Board of Directors by, or on the recommendation or approval of, at least a majority of directors who then qualified as Incumbent Directors, provided further that any director appointed or nominated to the Board of Directors to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be an Incumbent Director; or

                    C. Satisfaction of all conditions to a merger, consolidation, or reorganization involving Company that results in the stockholders of Company immediately before such merger, consolidation or reorganization owning, directly or indirectly, immediately following such merger, consolidation or reorganization, less than fifty percent (50%0) of the combined voting power of the corporation which survives such transaction as the ultimate parent entity, unless either (A) such merger, consolidation or reorganization is not thereafter consummated, or (B) the Chief Executive Officer immediately prior to such transaction remains Chief Executive Officer or becomes co-Chief Executive Officer or Chairman of the corporation which survives such transaction as the ultimate, parent entity and prior to the satisfaction of all such conditions, the Board of Directors determines that such transaction shall not constitute a Change in Control; or

                    D. a sale of all or substantially all of the assets of Company.


                  6.2 Upon a Change in Control, all of the Stock Options granted under this Agreement shall immediately fully vest and become exercisable.

                   6.3 Within thirty (30) days after a Change in Control, Employee shall be entitled to receive an amount equal to two (2) times the sum of Employee's current Base Compensation plus Employee's Annual Bonus for the previous year.

                  6.4 "Prohibition on Excess Parachute Payments. The parties acknowledge and agree that the Deferred Bonus is intended to be deferred compensation rather than a "parachute payment" under section 280G of the Internal Revenue code of 1986, as amended (the "Code"). Nevertheless, prior to payment of the Deferred Bonus, the Accountants shall determine whether payment of the Deferred Bonus would constitute "excess Parachute payment," as defined in Sections 280G and 4999 of the Code and the regulations there under (or any successor provision). If payment would give rise to an excess parachute payment, then, notwithstanding any other provision to the contrary, the Deferred Bonus shall be automatically reduced to the extent necessary (as determined by the Accountants) to prevent the payment of an excess parachute payment to the Employee and that amount of the reduction shall be forfeited and not paid. Company shall promptly notify the Employee of any such reduction."

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         7. Non-Disclosure.


                  7.1 At all times after the date hereof and at all times following the termination of Employee's employment hereunder, Employee shall not, except with the express prior written consent of the Managers of Company, directly or indirectly, communicate, disclose or divulge to any Person, or use for his own benefit or the benefit of any Person, any knowledge or information which he may have acquired, no matter from whom or in what manner such knowledge or information may have been acquired, heretofore or hereafter, concerning the conduct and details of the business of Company, or an entity affiliated with or related to Company, including but not limited to, names of customers, purchasers and suppliers, properties, equipment, materials, costs, marketing methods, specifications, recipes, methods of production, ingredients, operations, policies, prospects and/or financial condition.

         8. Covenants, Agreements, Representations and Warranties of Employee. In consideration of Employee's employment with the Company, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Employee covenants, agrees, represents and warrants as follows:


                  A. All of the Confidential Information is a valuable asset of the Company and is, will be and shall, at all times, remain the sole and exclusive property of the Company.


                  B. But for Employee's employment by the Company, the Confidential Information would not have been disclosed to Employee.


                  C. Company derives a competitive advantage in the marketplace by maintaining the Confidential Information and knowledge thereof as secret and unavailable to the Company's competitors and the public.


                  D. Employee shall deal with the Confidential Information strictly in accordance with the terms of this Agreement.


                  E. Employee's representations and warranties set forth herein shall be revived continuously throughout Employee's employment by the Company.

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                  F. Company is materially relying upon each of Employee's
covenants, agreements, representations and warranties in employing Employee for the Company.


         9. Notices. All notices and other communications which are required or permitted hereunder shall be given in writing and either delivered by hand or mailed by certified mail, return receipt requested, postage prepaid, in the following manner, and shall be deemed effective upon receipt:

                  If to Employee, to:

                  Vincent Melchiorre
                  5 McCoy Court
                  Malvern, PA 19355

                  With a required copy to:

                  William Sasso, Esquire
                  Stradley, Ronon, Stevens & Young, LLP
                  2005 Market Street
                  Philadelphia, PA 19019

                  If to Company, to:

                  J & J Snack Foods Corp.
                  6000 Central Highway
                  Pennsauken, NJ  08109
                  Attention:   Gerald B. Shreiber, President & Chief Executive
                               Officer

                  With a required copy to:

                  Flaster Greenberg, P.C.
                  1810 Chapel Avenue West
                  Cherry Hill, NJ  08002
                  Attention:  A. Fred Ruttenberg, Esquire

or such other address or addresses as the parties shall notify each other in accordance with Paragraph 7.


        10. Governing Law and Arbitration. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of New Jersey. Any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be settled by arbitration in Camden County, New Jersey in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

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         11.      General Provisions.

                    11.1 The provisions of this Agreement shall survive the termination of Employee's employment hereunder and the payment of all amounts payable and delivery of all post-termination compensation and benefits pursuant to this Agreement incident to any such termination of employment.


                    11.2 This Agreement shall be binding upon, inure to the benefit of and be enforceable by the successors and assigns of Company and the heirs, estate, personal representatives and beneficiaries of Employee.

                    11.3 This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof, supersedes all prior or contemporaneous agreements, and shall not be modified, supplemented or terminated except by a writing signed by all of the parties hereto.

                    11.4 No failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy hereunder shall preclude any other or further exercise of the same or any other right, power or remedy. In any litigation or arbitration proceeding (whether or not arising out of the relationship established hereby) in which any of Company, any Affiliates or Employee are parties, the parties hereto waive trial by jury and the right thereof.

                    11.5 Paragraphs and headings as used in this Agreement have been inserted for convenience of reference only and shall neither constitute a part of this Agreement nor affect its meaning, construction or effect.

                    11.6 As used herein, "Person" shall mean a natural person, sole proprietorship, joint venture, partnership, Company, association, cooperative, trust, estate, government (or any branch, subdivision or agency thereof), or any other entity.

                    11.7 Any right to receive payments hereunder shall not be voluntarily or involuntarily assigned, transferred, alienated, encumbered or disposed of without Company's prior written consent.

                    11.8 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement, and shall become effective when all of the counterpart signatures have been delivered.

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         WITNESS THE DUE EXECUTION HEREOF, as of the date first above written.


                                    COMPANY:

                                    J & J SNACK FOODS CORP.


                                    By:  /s/ GERALD B. SHREIBER
                                         --- ------------------



                                    EMPLOYEE:


                                    /s/ VINCENT A. MELCHIORRE
                                    --  ---------------------

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